SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of earliest event reported: May 6, 2004

                               ATA HOLDINGS CORP.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


Item 9. Regulation FD Disclosure

ATA Holdings Corp. (the "Company") is furnishing as Exhibit 99 attached hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated May 6, 2004.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ATA Holdings Corp. (Registrant)

                                                /s/ David M. Wing
                                                David M. Wing
                                                Executive Vice President and CFO


Date: May 6, 2004


Exhibit 99


                                                                     May 6, 2004


The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Dear Investment Community:

We are pleased to present you with our May 6 ATA Holdings Corp. Investor Update. We hope that you find this to be a useful supplement to our first quarter 2004 earnings release, which will occur on Friday May 7. The operating statistics shown below reflect actual statistics through the first quarter 2004 and forecasted traffic and capacity statistics for the remainder of 2004, as well as fuel consumption, capital expenditures, and aircraft in fleet. As described in the above paragraph, this document contains forward-looking information. While we currently expect to update this information regularly, we are under no obligation to do so and these projections, as always, are subject to change.

                                                Sincerely,
                                                David M. Wing
                                                Executive Vice President and CFO


                       ATA HOLDINGS CORP. INVESTOR UPDATE
                                 As May 6, 2004

                  Capacity (expressed in Available Seat Miles)
                                  (in millions)

--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Business Unit                     1st Quarter 2003  2nd Quarter 2003 3rd Quarter 2003  4th Quarter 2003    Full Year 2003
                                      (Actual)           (Actual)         (Actual)        (Actual)            (Actual)
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Scheduled Service - Jets                     3,770            4,095             4,223            4,338            16,425
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)              26.7%            26.1%             18.5%            21.0%             22.8%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Scheduled Service - Commuter                    77               78                77               79               310
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)              71.1%            62.5%             16.7%             1.3%             30.8%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Military                                     1,083              947               711              685             3,426
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)             119.2%            85.7%             28.1%            25.7%             62.8%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Charter                                        355              248               171              174               949
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)             -55.1%           -43.8%            -43.9%           -48.8%            -49.4%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Sub-service                                      0                2                 2               11                15
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)            -100.0%           -50.0%            -60.0%           100.0%             36.4%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Total                                        5,285            5,370             5,184            5,287            21,126
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)              22.7%            26.4%             15.4%            16.2%             20.0%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------


--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Business Unit                     1st Quarter 2004  2nd Quarter 2004  3rd Quarter 2004 4th Quarter 2004   Full Year 2004
                                      (Actual)        (Forecasted)      (Forecasted)     (Forecasted)      (Forecasted)
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Scheduled Service - Jets                     4,519            4,390             4,403            4,166            17,477
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)              19.9%             7.2%              4.3%            -4.0%              6.4%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Scheduled Service - Commuter                    78               78                76               76               308
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)               1.3%             0.0%             -1.3%            -3.8%             -0.6%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Military                                       856              867               807              722             3,253
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)             -21.0%            -8.4%             13.5%             5.4%             -5.0%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Charter                                        121              114               132              103               470
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)             -65.9%           -54.0%            -22.8%           -40.8%            -50.5%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Sub-service                                      9                0                 0                0                 9
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)             100.0%          -100.0%           -100.0%          -100.0%            -40.0%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
Total                                        5,583            5,449             5,418            5,066            21,516
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                         (yr/yr)               5.6%             1.5%              4.5%            -4.2%              1.8%
--------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------

                                  Traffic (expressed in Revenue Passenger Miles)
                                                   (in millions)

--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Business Unit                     1st Quarter 2003  2nd Quarter 2003  3rd Quarter 2003 4th Quarter 2003  Full Year 2003
                                      (Actual)          (Actual)          (Actual)          (Actual)         (Actual)
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Scheduled Service - Jets                     2,638            3,139             3,212            2,898           11,888
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)              22.4%            26.2%             19.2%            19.7%            21.8%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Scheduled Service - Commuter                    46               52                47               47              192
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)              58.6%            52.9%              6.8%             2.2%            25.5%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Military                                       402              398               356              367            1,523
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)              87.9%            57.3%             41.3%            38.0%            54.6%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Charter                                        285              195               141              127              747
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)             -55.0%           -44.1%            -42.9%           -49.8%           -49.6%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Sub-service                                      0                1                 1                7                9
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)            -100.0%           -50.0%            -50.0%           100.0%            80.0%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Total                                        3,371            3,785             3,757            3,447           14,359
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)              11.2%            21.1%             16.0%            15.4%            15.9%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------


--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Business Unit                     1st Quarter 2004  2nd Quarter 2004  3rd Quarter 2004 4th Quarter 2004  Full Year 2004
                                      (Actual)        (Forecasted)      (Forecasted)      (Forecasted)     (Forecasted)
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Scheduled Service - Jets                     3,033            3,495             3,414            3,050           12,993
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)              15.0%            11.3%              6.3%             5.2%             9.3%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Scheduled Service - Commuter                    47               52                49               46              193
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)               2.2%             0.0%              4.3%            -2.1%             0.5%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Military                                       402              370               351              337            1,460
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)               0.0%            -7.0%             -1.4%            -8.2%            -4.1%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Charter                                         84               72                79               58              292
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)             -70.5%           -63.1%            -44.0%           -54.3%           -60.9%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Sub-service                                      5                0                 0                0                5
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)             100.0%          -100.0%           -100.0%          -100.0%           -44.4%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
Total                                        3,571            3,989             3,892            3,491           14,943
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                         (yr/yr)               5.9%             5.4%              3.6%             1.3%             4.1%
--------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------


                                                   Fuel Outlook

   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
                                   1st Quarter 2003   2nd Quarter 2003  3rd Quarter 2003   4th Quarter 2003   Full Year 2003
                                       (Actual)           (Actual)          (Actual)           (Actual)          (Actual)
   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
   Price per Gallon                           $1.088            $0.970             $0.964            $0.979             $1.000
   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
   Gallons Consumed (000)                     69,020            70,206             67,649            69,122            275,996
   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
   % Gallons Military1                           25%               22%                17%               17%                20%
   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------



   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
                                   1st Quarter 2004   2nd Quarter 2004  3rd Quarter 2004   4th Quarter 2004   Full Year 2004
                                       (Actual)         (Forecasted)      (Forecasted)       (Forecasted)      (Forecasted)
   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
   Price per Gallon                           $1.125            $1.173             $1.148            $1.102             $1.138
   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
   Gallons Consumed (000)                     73,115            71,642             72,305            69,121            286,183
   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
   % Gallons Military1                           19%               19%                19%               17%                18%
   ------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------


                                 ATAH Fleet Summary Year-End 2002 to Year-End 2004

------------------------- ---------------- ------------- ---------------- ---------------- ----------------
Aircraft Type                12/31/02         Change        12/31/03          Change          12/31/04
                             (Actual)        (Actual)       (Actual)        (Projected)      (Projected)
------------------------- ---------------- ------------- ---------------- ---------------- ----------------
Boeing 737-800                  30              2              32                2               34
------------------------- ---------------- ------------- ---------------- ---------------- ----------------
Boeing 757-200                  16             -1              15                1               16
------------------------- ---------------- ------------- ---------------- ---------------- ----------------
Boeing 757-300                  10              2              12                0               12
------------------------- ---------------- ------------- ---------------- ---------------- ----------------
Lockheed L1011                  10             -4               6               -1                5
------------------------- ---------------- ------------- ---------------- ---------------- ----------------
Total Jets                      66             -1              65                2               67
------------------------- ---------------- ------------- ---------------- ---------------- ----------------

------------------------- ---------------- ------------- ---------------- ---------------- ----------------
Saabs                           17              0              17                0               17
------------------------- ---------------- ------------- ---------------- ---------------- ----------------


                           Capital Expenditures and Aircraft Deposit Inflows (Outflows)
                                                   (in millions)

----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
                                          1st Quarter 2003  2nd Quarter 2003  3rd Quarter 2003  4th Quarter 2003  Full Year 2003
                                              (Actual)          (Actual)         (Actual)            (Actual)        (Actual)
----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Non-Flight Capital Expenditures                       ($4)              ($8)             ($5)              ($3)            ($21)
----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Aircraft Maintenance and Parts                        ($6)             ($11)             ($2)              ($3)            ($22)
----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
              Total Capital Expenditures             ($10)             ($19)             ($7)              ($6)            ($43)
----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------

----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Aircraft Deposit Inflows (Outflows)2                   $0                $4               $4                $0               $8
----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------


----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
                                          1st Quarter 2004  2nd Quarter 2004  3rd Quarter 2004  4th Quarter 2004  Full Year 2004
                                              (Actual)         (Forecasted)     (Forecasted)      (Forecasted)     (Forecasted)

----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Non-Flight Capital Expenditures                       ($2)              ($4)             ($6)              ($4)            ($16)
----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Aircraft Maintenance and Parts                        ($2)             ($18)            ($18)             ($21)            ($59)
----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
              Total Capital Expenditures              ($4)             ($22)            ($24)             ($25)            ($75)
----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------

----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Aircraft Deposit Inflows (Outflows)                    $0                $0               $0                $0               $0
----------------------------------------- ----------------- ----------------- ---------------- ----------------- ----------------

1 The Company's military contracts contain fuel escalation clauses that act as natural hedges by limiting exposure to increases in fuel price

2 Net of financing

Note: Numbers may not sum due to rounding